UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 5, 2021
MIND Technology, Inc.
_________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13490	76-0210849
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2002 Timberloch Place, Suite 400,                                 77380
The Woodlands, Texas

________________________________ (Address of principal executive offices)	___________ (Zip Code)

Registrant’s telephone number, including area code:	(281)	353-4475

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock - $0.01 par value per share	MIND	The NASDAQ Stock Market LLC
Series A Preferred Stock - $1.00 par value per share	MINDP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Leadership Transitions

On August 5, 2021, Guy M. Malden, the Company’s Co-CEO and Executive Vice President of Marine Operations, informed the Company of his intention to retire effective December 31, 2021. Mr. Malden, who has been employed by the Company since May 2003, indicated his intention to make himself available, on a part-time consulting basis, subsequent to his retirement. No terms or conditions of such consulting arrangement have been discussed.

On August 5, 2021, in connection with Mr. Malden's retirement, the Company's Board of Directors (the "Board") appointed Robert P. Capps as sole Chief Executive Officer and President of the Company effective immediately. Mr. Capps has served as the co-CEO of the Company since 2015, and has served as Executive Vice President of Finance and Chief Financial Officer of the Company since 2006. Mr. Capps' biographical information and employment arrangements may be found in the sections entitled "Proposal 1: Election of Directors" and "Executive Compensation," respectively, in the Company's Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 28, 2021 (the "Proxy Statement").

In addition, on August 5, 2021, the Board appointed Mark A. Cox as Chief Financial Officer of the Company effective immediately. Mr. Cox has served as Vice President of Finance and Accounting and Chief Accounting Officer of the Company since 2017, and will continue to serve in such offices. Mr. Cox's biographical information and employment arrangements may be found in the sections entitled "Information About Our Executive Officers" and "Executive Compensation," respectively, in the Company's Proxy Statement.

The Board has not determined to make any material changes to Mr. Capps' and Mr. Cox's previously disclosed compensation arrangements at this time.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIND Technology, Inc.

August 11, 2021	By:	/s/ Robert P. Capps

Name: Robert P. Capps
Title: President and Chief Executive Officer